PURCHASE OF PRANA THERAPUETICS, INC. (Tables)	12 Months Ended
Dec. 31, 2017
Purchase Of Prana Therapuetics Inc. Tables
Schedule of allocation of purchase price

Upon completion of an acquisition audit subsequent to the acquisition of Prana, it was determined that the net assets acquired as of July 14, 2017 were approximately $71,873 more than was reported in the Form 10-Q for the three and nine months ended September 30, 2017. As a result, the allocation of the purchase price, net assets and patent amounts has been restated as of December 31, 2017 compared to September 30, 2017, as follows:

	December 31, 2017	Reallocation of Purchase Price	September 30, 2017
Patents	$52,596	$—	$52,596
Net assets	522,761	71,873	450,888
Goodwill	4,495,143	(71,873)	4,567,016
Total	$5,070,500	$—	$5,070,500